UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2014

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-28000	58-2213805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): 770-779-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2014, PRGX Global, Inc. (“PRGX” or the “Company”), as co-borrower with PRGX USA, Inc. (“PRGX-USA”), a wholly owned subsidiary that is the Company’s principal domestic operating subsidiary, entered into an Amended & Restated Revolving Credit Agreement (the “Credit Facility”) with SunTrust Bank (“SunTrust”), as the initial lender thereunder, as the letter-of-credit issuer thereunder, and as the administrative agent for the lenders from time to time party thereto. The Credit Facility, which amends and restates the Company’s expiring credit facility with SunTrust and extends it for three years, consists of a $20.0 million committed revolving credit facility, with a $5.0 million subfacility for the issuance of letters of credit. The Credit Facility is guaranteed by each of PRGX’s other direct and indirect domestic wholly owned subsidiaries, except for certain immaterial domestic subsidiaries. None of PRGX’s direct or indirect foreign subsidiaries has guaranteed the Credit Facility. The Credit Facility is secured by substantially all of the assets of PRGX, PRGX-USA and each guarantor (including the stock of substantially all of the Company’s domestic subsidiaries and two-thirds of the stock of substantially all of the Company’s first-tier foreign subsidiaries).

The Credit Facility will mature on December 23, 2017. Certain mandatory prepayments required under the expiring credit facility no longer apply under the Credit Facility. As had been the case under the expiring credit facility, there are no prepayment penalties in the event the Company elects to prepay and terminate the Credit Facility prior to its scheduled maturity date.

No amounts were drawn under the Credit Facility in connection with its establishment.

Borrowings under the Credit Facility bear interest at a rate per annum comprised of a specified index rate based on one-month LIBOR, plus an applicable margin (1.75% per annum). The index rate is determined as of the first business day of each calendar month.

Borrowings under the Credit Facility may be used to finance working capital needs, capital expenditures, permitted acquisitions, share repurchases and for other general corporate purposes. Borrowings are not limited based on a determined borrowing base, which limitation previously had been eliminated from the expiring credit facility.

The Credit Facility includes customary affirmative and negative covenants binding on the Company and customary events of default. In addition, the Credit Facility includes two financial covenants (a maximum leverage ratio and a minimum fixed charge coverage ratio) binding on the Company, modified from the corresponding financial covenants included in the expiring credit facility. The financial covenants apply only if the Company has borrowings under the Credit Facility that arise or remain outstanding during the final 30 calendar days of any fiscal quarter. Those financial covenants also will be tested, on a modified pro forma basis, in connection with each new borrowing under the Credit Facility. Certain other financial covenants that had been applicable under the expiring credit facility (minimum consolidated earnings before interest, taxes, depreciation and amortization; a net funded debt ratio; and annual limits on permitted acquisitions) no longer will apply under the Credit Facility.

The foregoing description is qualified in its entirety by reference to the Credit Facility, a copy of which is filed herewith as Exhibit 10.1; and by reference to the Subsidiary Guaranty Agreement dated as of January 19, 2010 (Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 25, 2010, the Security Agreement dated January 19, 2010 (Exhibit 10.3 to the Company’s Current Report on Form 8-K filed January 25, 2010), the Equity Pledge Agreement dated as of January 19, 2010 (Exhibit 10.4 to the Company’s Current Report on Form 8-K filed January 25, 2010), and the Eighth Loan Documents Modification Agreement, dated as of December 23, 2014, among the Company, PRGX-USA, the other direct and indirect subsidiaries of the Company signatory thereto, and SunTrust Bank, a copy of which is filed herewith as Exhibit 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1	Amended & Restated Revolving Credit Agreement dated as of December 23, 2014, among PRGX Global, Inc. and PRGX USA, Inc., as borrowers, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent and issuing bank

10.2	Eighth Loan Documents Modification Agreement, entered into as of December 23, 2014, by and among PRGX Global, Inc. and PRGX USA, Inc., as borrowers, the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as guarantors, and SunTrust Bank, as administrative agent, the sole lender and issuing bank

10.3	Subsidiary Guaranty Agreement dated as of January 19, 2010 by and among PRGX Global, Inc., and PRGX USA, Inc., as borrowers, each of the subsidiaries of PRGX Global, Inc. listed on schedule I thereto, as guarantors, and SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed on January 25, 2010)

10.4	Security Agreement dated January 19, 2010 among PRGX Global, Inc., PRGX USA, Inc., and the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as grantors, in favor of SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed on January 25, 2010)

10.5	Equity Pledge Agreement dated as of January 19, 2010, made by PRGX Global, Inc., PRGX USA, Inc., and the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as grantors, in favor of SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed on January 25, 2010)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: December 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended & Restated Revolving Credit Agreement dated as of December 23, 2014, among PRGX Global, Inc. and PRGX USA, Inc., as borrowers, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent and issuing bank

10.2	Eighth Loan Documents Modification Agreement, entered into as of December 23, 2014, by and among PRGX Global, Inc. and PRGX USA, Inc., as borrowers, the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as guarantors, and SunTrust Bank, as administrative agent, the sole lender and issuing bank

10.3	Subsidiary Guaranty Agreement dated as of January 19, 2010 by and among PRGX Global, Inc., and PRGX USA, Inc., as borrowers, each of the subsidiaries of PRGX Global, Inc. listed on schedule I thereto, as guarantors, and SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed on January 25, 2010)

10.4	Security Agreement dated January 19, 2010 among PRGX Global, Inc., PRGX USA, Inc., and the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as grantors, in favor of SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K filed on January 25, 2010)

10.5	Equity Pledge Agreement dated as of January 19, 2010, made by PRGX Global, Inc., PRGX USA, Inc., and the other direct and indirect subsidiaries of PRGX Global, Inc. signatory thereto, as grantors, in favor of SunTrust Bank, as administrative agent (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed on January 25, 2010)